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                                                                   EXHIBIT 10.25


MARKETING WORLDWIDE



February 20, 2006





Legal Zoom - Attn: Copyrights
7083 Hollywood Boulevard, Suite 180
Los Angeles, CA 90028



Re: Order #1687719



To Whom It May Concern


Please find enclosed our copy right application for the "Camry Bridge Spoiler" Please call me if there is anything else you need, or if you have any additional questions.


Regards,

/s/ Rainer Poertner
-------------------
Rainer Poertner
Executive Vice President
Los Angeles Office
310-306-1266



               2212 GRAND COMMERCE DRIVE - HOWELL - MICHIGAN 48855
           TEL 517.540.0045 FAX 517.540.0923 WWW.MARKETINGWORLDWIDE.US




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